SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2026

AI Era Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

144 Main Street, Mt. Kisco, NY	10549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 336-2398

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

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Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2026, AI Era Corp. (the “Company”) entered into a Financial Advisory Agreement (the “Advisory Agreement”) with Craft Capital Management LLC (“Craft Capital”). Pursuant to the Advisory Agreement, Craft Capital has been engaged as the exclusive U.S. financial advisor to the Company in connection with the proposed direct listing of the Company’s equity securities on the NYSE American Exchange (or another national securities exchange) (the “Listing Services”) and to provide general financial advisory services at the request of the Company.

As consideration for the services, the Company agreed to pay Craft Capital a non-refundable cash fee of $570,000 (of which $35,000 was previously paid under the prior Underwriting Engagement Letter dated January 15, 2026), issue approximately $300,000 worth of common shares of the Company (the “Advisor Shares”) based on the direct listing price per share (issuable approximately 30 days prior to the Listing Date), and reimburse Craft Capital for reasonable, documented out-of-pocket expenses up to $150,000. The Advisory Agreement contains customary provisions regarding exclusivity for U.S. Listing Services, a right of first refusal for certain future financings, indemnification, confidentiality, and termination.

The Advisory Agreement automatically terminated the Company’s prior Underwriting Engagement Letter with Craft Capital dated January 15, 2026. The obligation of Craft Capital to provide material Listing Services and the payment of the success fee are subject to the Company delivering a written Commencement Notice confirming that (i) the going concern qualification in the Company’s auditor’s report has been resolved to the satisfaction of the NYSE American (in its discretion) and (ii) the Company is ready to initiate the NYSE American direct listing application process.

The foregoing description of the Advisory Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Financial Advisory Agreement, dated April 18, 2026, by and between AI Era Corp. and Craft Capital Management LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Era Corp.

By: /s/ Ahmad Moradi
Ahmad Moradi
Chief Executive Officer

Date: April 20, 2026

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